UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event        June 13, 2000 (June 13, 2000)
reported)                               ----------------------------------------

                            ILLUMINET HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-27555              36-4042177
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                       98503
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including                (360)493-6000
area code                                   ------------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

      On June 13, 2000, the Company issued a press release announcing a definitive agreement to acquire National Telemanagement Corporation. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   EXHIBITS.  The following exhibits are filed herewith:

         99.1  Press Release dated June 13, 2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  June 13, 2000
                                          ILLUMINET HOLDINGS, INC.


                                          By:  /s/ Daniel E. Weiss
                                             Daniel E. Weiss, Vice President -
                                             Finance and Chief Financial Officer